UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 29, 2011

INNOVATIVE ACQUISITIONS CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-52811	77-0683487
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

c/o Faraaz Siddiqi, 12 Georgiana Drive, Cumberland, RI 02864

(Address of principal executive offices) (Zip Code)

(401) 334-3242

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 29, 2011, Innovative Acquisitions Corp. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Puma Biotechnology, Inc. (“Puma”), a privately-held company incorporated in Delaware, and IAC Merger Corporation, a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), pursuant to which Merger Sub, subject to certain conditions contained in the Merger Agreement, will merge with and into Puma, with Puma surviving as a wholly-owned subsidiary of the Company (the “Merger”). Upon completion of the Merger, each outstanding share of Puma common stock will automatically convert into the right to receive one share of Company common stock as consideration for the Merger. In addition, as a condition to the closing of the Merger, Puma and the Company have agreed to indemnify the Company’s officers and directors for their actions relating to the consideration, approval or consummation of the Merger Agreement and certain related transactions, in accordance with an indemnity agreement entered into by and among Puma, the Company and the Company’s current officers and directors.

As a condition to the closing of the Merger, the Company will redeem all of its currently outstanding shares of common stock for an aggregate purchase price equal to $40,000, effective immediately following the closing of the Merger. Each stockholder from whom the Company will redeem shares is either a director or officer of the Company, or both. Other conditions to consummating the Merger include the resignation of the Company’s current officers and directors and other customary conditions. The parties may terminate the Merger Agreement if the Merger is not completed by October 5, 2011; provided, however, that Puma may extend the Merger Agreement to any date on or before October 14, 2011 under certain circumstances.

Copies of the Merger Agreement and the Indemnity Agreement are attached hereto as Exhibits 2.1 and 10.1, respectively. The descriptions of the Merger Agreement and the Indemnity Agreement herein are qualified by the terms of the full text of the agreements attached hereto and the terms thereof are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

2.1*	Agreement and Plan of Merger, dated September 29, 2011

10.1	Indemnity Agreement, dated September 29, 2011

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of the Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE ACQUISITIONS CORP.

Date: October 3, 2011	By:	/s/ Robert Johnson
Name: Robert Johnson
Title: President

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated September 29, 2011

10.1	Indemnity Agreement, dated September 29, 2011

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of the Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.